Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of [____], 2021, by and among Alclear Holdings, LLC, a Delaware limited liability company (the “Company”), Clear Secure, Inc., a Delaware corporation (“Pubco”), and the holders of Common Units (as defined below) and shares of Class C Common Stock (as defined below) or Class D Common Stock (as defined below) from time to time party hereto (each, a “Holder”).

W I T N E S S E T H:

WHEREAS, on the date hereof, the Company, Pubco and the Holders entered into the Amended and Restated Operating Agreement of the Company (as amended, restated, amended and restated or otherwise modified or supplemented from time to time, the “LLC Agreement”);

WHEREAS, the parties hereto desire to provide for the exchange of Common Units together with shares of Class C Common Stock or Class D Common Stock for (i) (A) shares of Class A Common Stock (as defined below), in the case of shares of Class C Common Stock, or (B)  shares of Class B Common Stock (as defined below), in the case of shares of Class D Common Stock, or (ii) cash from a substantially concurrent public offering or private sale of shares of Class A Common Stock (based on the market price of Class A Common Stock in such public offering or private sale), at Pubco’s option, in each case, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the parties hereto hereby agree as follows:

Article I

DEFINITIONS AND USAGE

Section 1.01     Definitions.

(a)            The following terms shall have the following meanings for the purposes of this Agreement:

“Alclear Investments I” means Alclear Investments, LLC, a Delaware limited liability company.

“Alclear Investments II” means Alclear Investments II, LLC, a Delaware limited liability company.

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or Regulatory Agency that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Cash Exchange Payment” means an amount in U.S. dollars equal to the product of (a) the number of applicable Paired Interests multiplied by (b) the sale price of Class A Common Stock in a private sale or the price to the public of Class A Common Stock in a public offering as set forth in Section 2.01.

“Class A Common Stock” means Class A common stock, $0.00001 par value per share, of Pubco.

“Class B Common Stock” means Class B common stock, $0.00001 par value per share, of Pubco.

“Class C Common Stock” means Class C common stock, $0.00001 par value per share, of Pubco.

“Class C Paired Interest” means one Common Unit together with one share of Class C Common Stock, subject to adjustment pursuant to Section 2.03(a).

“Class D Common Stock” means Class D common stock, $0.00001 par value per share, of Pubco.

“Class D Paired Interest” means one Common Unit together with one share of Class D Common Stock, subject to adjustment pursuant to Section 2.03(b).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Unit” means a Unit (as such term is defined in the LLC Agreement).

“Deliverable Common Stock” means (i) with respect to Class C Paired Interests, Class A Common Stock and (ii) with respect to Class D Paired Interests, Class B Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Date” means the third Business Day immediately following the receipt of the applicable Notice of Exchange by Pubco, or such later Business Day set forth in the applicable Notice of Exchange.

“Exchange Rate” means (i) with respect to Class C Paired Interests, the number of shares of Class A Common Stock for which one Class C Paired Interest is entitled to be Exchanged or (ii) with respect to Class D Paired Interests, the number of shares of Class B Common Stock for which one Class D Paired Interest is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate for the purposes of the Class C Paired Interests and Class D Paired Interests shall be one (1), subject to adjustment pursuant to Section 2.03 of this Agreement.

“Exchanging Holder” means a Holder effecting an Exchange pursuant to this Agreement.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

“Paired Interest” means one Class C Paired Interest or one Class D Paired Interest, as applicable.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

“Pubco Charter” means the Second Amended and Restated Certificate of Incorporation of Pubco, as amended, restated, amended and restated or otherwise modified or supplemented from time to time.

“Registration Rights Agreement” means the Registration Rights Agreement by and among Pubco and the stockholders party thereto, dated on or about the date hereof, as such agreement may be amended from time to time.

“Regulatory Agency” means the United States Securities and Exchange Commission, Financial Industry Regulatory Authority, Inc., the Financial Services Authority, any non-U.S. regulatory agency and any other regulatory authority or body (including any state or provincial securities authority and any self-regulatory organization) with jurisdiction over the Company or any of its Subsidiaries.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Tax Receivable Agreement” shall have the meaning given to such term in the LLC Agreement.

(b)            Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the LLC Agreement.

(c)            Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Company	Preamble
e-mail	4.03
Exchange	2.01
Exchange Agent	2.02(a)
Holder	Preamble
IPO	2.02(f)
Notice of Exchange	2.02(a)
LLC Agreement	Recitals
Permitted Transferee	4.01
Process Agent	4.05(b)
Pubco	Preamble
Pubco Offer	2.04(a)
Share Exchange	2.01(b)

Section 1.02      Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Unless otherwise expressly provided herein, when any approval, consent or other matter requires any action or approval of any group of Holders, including any holders of any class of Paired Interests, such approval, consent or other matter shall require the approval of a majority in interest of such group of Holders. Except to the extent otherwise expressly provided herein, all references to any Holder shall be deemed to refer solely to such Person in its capacity as such Holder and not in any other capacity.

Article II
EXCHANGE

Section 2.01      Exchange of Paired Interests for Class A Common Stock or Class B Common Stock. From and after the execution and delivery of this Agreement, each Holder shall be entitled on an Exchange Date, upon the terms and subject to the conditions hereof, to surrender Paired Interests (excluding, for the avoidance of doubt, any Paired Interest that includes an unvested Common Unit) to Pubco (subject to adjustment as provided in Section 2.03) in exchange (such exchange, an “Exchange”) for the delivery to such Holder, at the option of the board of directors of Pubco (acting (which may be by e-mail) by a majority of the disinterested members of the board of directors of Pubco or a committee of disinterested directors of the board of directors of Pubco), of:

(a)            a Cash Exchange Payment by the Company from the proceeds of a private sale or a public offering of Class A Common Stock; or

(b)            (X) with respect to Class C Paired Interests, a number of shares of Class A Common Stock that is equal to the product of the number of Class C Paired Interests surrendered multiplied by the Exchange Rate; and (Y) with respect to Class D Paired Interests, a number of shares of Class B Common Stock that is equal to the product of the number of Class D Paired Interests surrendered multiplied by the Exchange Rate (in each case under this clause (b), a “Share Exchange”);

provided that a Holder, together with any other Holder that is an Affiliate of such Holder, shall only be entitled to one Exchange per each calendar month unless otherwise agreed to by Pubco, except that notwithstanding the foregoing, any Exchange for a value of $5 million or more shall not be subject to such limitation.

Notwithstanding anything to the contrary herein, Pubco and the Company shall not effectuate a Cash Exchange Payment pursuant to Section 2.01(a) above unless (A) Pubco determines to consummate a private sale or public offering of Class A Common Stock on, or not later than five Business Days after, the relevant Exchange Date and (B) Pubco contributes sufficient proceeds from such private sale or public offering to the Company for payment by the Company of the applicable Cash Exchange Payment.

Section 2.02      Exchange Procedures; Notices and Revocations.

(a)            A Holder may exercise the right to effect an Exchange as set forth in Section 2.01 by delivering a written notice of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit A hereto (the “Notice of Exchange”), duly executed by such Holder or such Holder’s duly authorized attorney, to Pubco at least three Business Days prior to the Exchange Date at its address set forth in Section 4.03 during normal business hours, or if any agent for the Exchange is duly appointed and acting (the “Exchange Agent”), to the office of the Exchange Agent during normal business hours. Each Exchange shall be deemed to be effective immediately prior to the close of business on the Exchange Date. The Notice of Exchange must set forth the number of Paired Interests to be surrendered, which number shall not be less than the number of Paired Interests reasonably expected to have a value of at least $50,000 unless (x) the number of surrendered Paired Interests constitutes all of such Holder’s Paired Interests or (y) Pubco consents to such Exchange.

(b)            Contingent Notice of Exchange and Revocation by Holders.

(i)            A Notice of Exchange from a Holder may specify that the Exchange is to be contingent (including as to the timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of Deliverable Common Stock into which the Paired Interests are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Deliverable Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.

(ii)            Notwithstanding anything herein to the contrary, a Holder may withdraw or amend a Notice of Exchange, in whole or in part, prior to the effectiveness of the Exchange, at any time prior to 5:00 p.m. New York City time, on the Business Day immediately preceding the Exchange Date (or any such later time as may be required by Applicable Law) by delivery of a written notice of withdrawal to Pubco or the Exchange Agent, specifying (1) the number of withdrawn Paired Interests, (2) if any, the number of Paired Interests as to which the Notice of Exchange remains in effect and (3) if the Holder so determines, a new Exchange Date or any other new or revised information permitted in the Notice of Exchange.

(c)            Cash Exchange Payment. The Company shall provide notice to the Exchanging Holder of its intention to consummate an Exchange through a Cash Exchange Payment on the first Business Day immediately following the receipt of a Notice of Exchange by Pubco. Additionally, the Company shall deliver or cause to be delivered the Cash Exchange Payment in accordance with Section 2.01(a) as promptly as practicable (but not later than five Business Days) after the Exchange Date.

(d)            Share Exchange. In the case of a Share Exchange:

(i)            the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) shall be deemed to be a holder of Deliverable Common Stock from and after the close of business on the Exchange Date;

(ii)            as promptly as practicable on or after the Exchange Date, Pubco shall deliver or cause to be delivered to the Exchanging Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued) the number of shares of Deliverable Common Stock deliverable upon such Exchange, registered in the name of such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued). To the extent the Deliverable Common Stock is settled through the facilities of The Depository Trust Company, Pubco will, subject to Section 2.02(d)(iii) below, upon the written instruction of an Exchanging Holder, deliver or cause to be delivered the shares of Deliverable Common Stock deliverable to such Holder (or other Person(s) whose name or names in which the Deliverable Common Stock is to be issued), through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Holder;

(iii)            if the shares of Deliverable Common Stock issued upon an Exchange are not issued pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, such shares shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(iv)            if (i) any shares of Deliverable Common Stock may be sold pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, (ii) all of the applicable conditions of Rule 144 are met or (iii) the legend (or a portion thereof) otherwise ceases to be applicable, Pubco, upon the written request of the Holder thereof shall promptly provide such Holder or its respective transferees, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any) with new certificates (or evidence of book-entry share) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such Holder shall provide Pubco with such information in its possession as Pubco may reasonably request in connection with the removal of any such legend.

(e)            Pubco shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, including any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Deliverable Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such Holder), then such Holder and/or the Person in whose name such shares are to be delivered shall pay to Pubco the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Pubco that such tax has been paid or is not payable.

(f)            Notwithstanding anything to the contrary in this Article II, a Holder shall not be entitled to effect an Exchange, and Pubco and the Company shall have the right to refuse to honor any request to effect an Exchange, at any time or during any period, if Pubco or the Company shall reasonably determine that such Exchange (i) would be prohibited by any Applicable Law (including the unavailability of any requisite registration statement filed under the Securities Act or any exemption from the registration requirements thereunder), or (ii) would not be permitted under (x) the LLC Agreement (it being acknowledged and agreed that the LLC Agreement permits Transfers in accordance with the terms thereof), (y) other agreements with Pubco, the Company or any of the Company’s subsidiaries to which such Exchanging Holder may be party or (z) any written policies of Pubco, the Company or any of the Company’s subsidiaries related to unlawful or inappropriate trading applicable to its directors, officers or other personnel but only to the extent the Exchanging Holder is subject to such policies. Upon such determination, Pubco or the Company (as applicable) shall notify the Holder requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been honored. Notwithstanding anything to the contrary herein, if PubCo, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that interests in the Company do not meet the requirements of Treasury Regulation Section 1.7704-1(h) (or other provisions of those Treasury Regulations as determined by PubCo) (including for Exchanges in 2021), the Company will impose such restrictions on Exchange as the Company may reasonably determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code.

Section 2.03      Adjustment.

(a)            The Exchange Rate with respect to the Class C Paired Interests and/or the components of a Class C Paired Interest shall be adjusted accordingly if there is: (i) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class C Common Stock or Common Units that is not accompanied by a substantively identical subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by a substantively identical subdivision or combination of the shares of Class C Common Stock and Common Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.03(a) shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Class C Paired Interests” shall be deemed to include, any security, securities or other property of Pubco or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class C Common Stock or Common Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

(b)            The Exchange Rate with respect to the Class D Paired Interests and/or the components of a Class D Paired Interest shall be adjusted accordingly if there is: (i) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class D Common Stock or Common Units that is not accompanied by a substantively identical subdivision or combination of the Class B Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class B Common Stock that is not accompanied by a substantively identical subdivision or combination of the shares of Class D Common Stock and Common Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class B Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class B Common Stock are converted or changed into another security, securities or other property, this Section 2.03(b) shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Class D Paired Interests” shall be deemed to include, any security, securities or other property of Pubco or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class D Common Stock or Common Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

(c)            This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the date hereof, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees.

Section 2.04      Tender Offers and Other Events with Respect to Pubco.

(a)            In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by Pubco or is proposed to Pubco or its stockholders and approved by the board of directors of Pubco or is otherwise effected or to be effected with the consent or approval of the board of directors of Pubco, the Holders of Paired Interests shall be permitted to participate in such Pubco Offer by delivery of a Notice of Exchange (which Notice of Exchange shall be effective immediately prior to the consummation of such Pubco Offer (and, for the avoidance of doubt, shall be contingent upon such Pubco Offer and not be effective if such Pubco Offer is not consummated)). In the case of a Pubco Offer proposed by Pubco, Pubco will use its reasonable best efforts to expeditiously and in good faith take all such actions and do all such things as are necessary or desirable to enable and permit the Holders of Paired Interests to participate in such Pubco Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence, Pubco will use its reasonable best efforts to expeditiously and in good faith ensure that such Holders may participate in each such Pubco Offer without being required to Exchange Paired Interests. For the avoidance of doubt (but subject to Section 2.04(c)), in no event shall the Holders of Paired Interests be entitled to receive in such Pubco Offer aggregate consideration for each Paired Interest that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Pubco Offer.

(b)            Notwithstanding any other provision of this Agreement, in the event of a Pubco Offer intended to qualify as a reorganization within the meaning of Section 368(a) of the Code or as a transfer described in Section 351(a) or Section 721 of the Code, a Holder shall not be required to exchange its Paired Interest without its prior consent.

(c)            Notwithstanding any other provision of this Agreement,  (i) in a Pubco Offer where the consideration payable in connection therewith includes Equity Securities, the aggregate consideration for any Class D Paired Interest shall be deemed to be equivalent to the consideration payable in respect of each share of Class A Common Stock if the only difference in the per share distribution to the Holders of Class D Paired Interests is that the Equity Securities distributed to such Holders have not more than twenty times the voting power of any Equity Securities distributed to the holder of a share of Class A Common Stock (so long as such Equity Securities issued to the Class D Paired Interests remain subject to automatic conversion on terms no more favorable to such Holders than those set forth in Article IV, Section G of the Pubco Charter), (ii) in a Pubco Offer, payments under or in respect of the Tax Receivable Agreement shall not be considered part of the consideration payable in respect of any Paired Interest or share of Class A Common Stock in connection with such Pubco Offer for the purposes of Section 2.04(a) and (iii) the Company shall not be entitled to make a Cash Exchange Payment in the case of an Exchange in connection with a Pubco Offer.

Section 2.05      Listing of Deliverable Common Stock. If the Class A Common Stock is listed on a securities exchange or inter-dealer quotation system, Pubco shall use its reasonable best efforts to cause all Class A Common Stock issued upon an exchange of Paired Interests to be listed on the same securities exchange or traded on such inter-dealer quotation system at the time of such issuance.

Section 2.06      Deliverable Common Stock to be Issued; Class C Common Stock or Class D Common Stock to be Cancelled.

(a)            Pubco shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock and Class B Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Deliverable Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude Pubco from satisfying its obligations in respect of an Exchange by delivery of shares of Deliverable Common Stock that are held in the treasury of Pubco or any of its subsidiaries or by delivery of purchased shares of Deliverable Common Stock (which may or may not be held in the treasury of Pubco or any subsidiary thereof). Pubco covenants that all shares of Deliverable Common Stock issued upon an Exchange will, upon issuance thereof, be validly issued, fully paid and non-assessable.

(b)            When a Paired Interest has been Exchanged in accordance with this Agreement, (i) the share of Class C Common Stock or Class D Common Stock corresponding to such Paired Interest shall be cancelled by Pubco and (ii) the Common Unit corresponding to such Paired Interest shall be deemed transferred from the Exchanging Holder to Pubco and the Company shall cause such transfer to be registered in the books and records of the Company.

(c)            Pubco agrees that it has taken all or will take such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, Pubco of equity securities of Pubco (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of Pubco for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of Pubco, including any director by deputization. The authorizing resolutions shall be approved by either Pubco’s board of directors or a committee composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of Pubco.

Section 2.07      Distributions. No Exchange shall impair the right of the Exchanging Holder to receive any distributions payable on the Common Units so exchanged in respect of a record date that occurs prior to the Exchange Date for such Exchange. No adjustments in respect of dividends or distributions on any Common Unit will be made on the Exchange of any Paired Interest, and if the Exchange Date with respect to a Common Unit occurs after the record date for the payment of a dividend or other distribution on Common Units but before the date of the payment, then the registered Holder of the Common Unit at the close of business on the record date will be entitled to receive the dividend or other distribution payable on the Common Unit on the payment date (without duplication of any distribution to which such Holder may be entitled under Section 5.03(e) of the LLC Agreement in respect of taxes) notwithstanding the Exchange of the Paired Interests or a default in payment of the dividend or distribution due on the Exchange Date. For the avoidance of doubt, no Exchanging Holder shall be entitled to receive, in respect of a single record date, distributions or dividends both on Common Units exchanged by such Holder and on shares of Deliverable Common Stock received by such Holder in such Exchange.

Section 2.08      Withholding; Certification of Non-Foreign Status.

(a)            If PubCo or the Company shall be required to withhold any amounts by reason of any federal, state, local or non-U.S. foreign tax rules or regulations in respect of any Exchange, PubCo or the Company, as the case may be, shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements, including, at its option, withholding shares of Class A Common Stock or Class B Common Stock, as applicable, with a fair market value equal to the minimum amount of any taxes that PubCo or the Company, as the case may be, may be required to withhold with respect to such Exchange. To the extent that amounts are (or property is) so withheld and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to the applicable Holder.

(b)            Notwithstanding anything to the contrary herein, each of PubCo and the Company may, in its discretion, require that an exchanging Holder deliver to the PubCo or the Company, as the case may be, a certification of non-foreign status in accordance with Treasury Regulation Section 1.1445-2(b) and 1.1446(f)-2(b)(2) prior to an Exchange. In the event PubCo or the Company has required delivery of such certification but an exchanging Holder does not provide such certification, PubCo or the Company, as the case may be, shall nevertheless deliver or cause to be delivered to the exchanging Holder the Class A Common Stock or the Class B Common Stock, as applicable, or Cash Exchange Payment in accordance with Section 2.01, but subject to withholding as provided in Section 2.08(a).

Article III
REPRESENTATIONS AND WARRANTIES

Section 3.01      Representations and Warranties of Pubco and of the Company. Each of Pubco and the Company represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate or limited liability company power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of Pubco, to issue the Deliverable Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including, without limitation, in the case of Pubco, the issuance of the Deliverable Common Stock) have been duly authorized by all necessary corporate or limited liability company action on its part and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Section 3.02      Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holder and (iv) this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

Article IV

MISCELLANEOUS

Section 4.01      Additional Holders. To the extent a Holder validly transfers any or all of such Holder’s Paired Interests to another Person in a transaction in accordance with, and not in contravention of, the LLC Agreement or the Registration Rights Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holder hereunder. To the extent the Company issues Common Units in the future, then the holder of such Common Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holder hereunder.

Section 4.02      Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of Pubco, may be necessary or advisable to carry out the intent and purposes of this Agreement.

Section 4.03      Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received by non-automated response) and shall be given:

(a)            if to Pubco, to:

Clear Secure, Inc.
65 East 55th Street, 17th Floor
New York, New York, 10022
Attention:      Matthew Levine, General Counsel and Chief Privacy Officer
E-mail:

(b)            if to the Company, to:

Alclear Holdings, LLC
65 East 55th Street, 17th Floor
New York, New York, 10022
Attention:      Matthew Levine, General Counsel and Chief Privacy Officer
E-mail:

(c)            if to any Holder, to the address and other contact information set forth in the records of Pubco or the Company from time to time,

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. New York City time on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 4.04      Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

Section 4.05          Jurisdiction.

(a)          The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.03 shall be deemed effective service of process on such party.

(b)          EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY DESIGNATES CORPORATION SERVICE COMPANY (IN SUCH CAPACITY, THE “Process Agent”), WITH AN OFFICE AT 251 LITTLE FALLS DRIVE, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19808, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT; PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO EACH OTHER SUCH PARTY IN THE MANNER PROVIDED IN SECTION 4.03 OF THIS AGREEMENT. EACH PARTY SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT SUCH PARTY SHALL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN WILMINGTON, DELAWARE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW. EACH PARTY EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA.

Section 4.06        WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.07       Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 4.08        Entire Agreement. This Agreement, the LLC Agreement and the other Reorganization Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Nothing in this Agreement shall create any third-party beneficiary rights in favor of any Person or other party hereto, except to the extent provided herein with respect to Holders of Indemnitee-Related Entities, each of whom are intended third-party beneficiaries of those provisions that specifically relate to them with the right to enforce such provisions as if they were a party hereto.

Section 4.09        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

Section 4.10       Amendment. This Agreement can be amended at any time and from time to time (including in accordance with Section 2.3 of the Reorganization Agreement to the extent applicable) by written instrument signed by the Company and Pubco; provided that:

(i)           so as long as Alclear Investments I owns any Paired Interests, without the prior written consent of Alclear Investments I, no amendment to this Agreement may (x) adversely affect the rights (including the ability to Exchange Paired Interests pursuant to this Agreement) and obligations of Alclear Investments I or (y) modify the rights or obligations of Alclear Investments I hereunder in any different or disproportionate manner to the rights or obligations of Alclear Investments II hereunder that, in any such case, is more favorable to Alclear Investments II relative to Alclear Investments I;

(ii)          so as long as Alclear Investments II owns any Paired Interests, without the prior written consent of Alclear Investments II, no amendment to this Agreement may (x) adversely affect the rights (including the ability to Exchange Paired Interests pursuant to this Agreement) and obligations of Alclear Investments II or (y) modify the rights or obligations of Alclear Investments II hereunder in any different or disproportionate manner to the rights or obligations of Alclear Investments I hereunder that, in any such case, is more favorable to Alclear Investments I relative to Alclear Investments II; and

(iii)         no amendment to this Agreement may adversely modify in any material respect the rights (including the ability to Exchange Paired Interests pursuant to this Agreement) and obligations of any Holders in any materially disproportionate manner to the rights and obligations of any other Holders without the prior written consent of a majority in interest of such disproportionately affected Holder or Holders.

In the event that this Agreement is amended, whether or not the prior written consent of Alclear Investments I or Alclear Investments II is required under the foregoing clauses (i), (ii) or (iii), as applicable, the Company and Pubco shall provide a copy of such amendment to all Holders.

Section 4.11        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

Section 4.12       Tax Treatment. This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, and the parties shall report any Exchange consummated hereunder as a taxable sale of the Common Units and shares of Class C Common Stock or Class D Common Stock, as applicable, by a Holder to Pubco, and no party shall take a contrary position on any income tax return or amendment thereof unless an alternate position is permitted under the Code and Treasury Regulations and Pubco consents in writing.

Section 4.13        Independent Nature of Holders’ Rights and Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under hereunder. The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Clear Secure, Inc.

By:
Name:
Title:

Alclear Holdings, LLC

By:
Name:
Title:

[Signature Page to the Exchange Agreement]

HOLDERS:

ALCLEAR INVESTMENTS, LLC

By:	Caryn Seidman-Becker
Title:	Manager

ALCLEAR INVESTMENTS, LLC

By:	Kenneth L. Cornick
Title:	Manager

[Signature Page to the Exchange Agreement]

[OTHER HOLDERS]

[Signature Page to the Exchange Agreement]

EXHIBIT A

[FORM OF]

NOTICE OF EXCHANGE

Clear Secure, Inc.

65 East 55th Street, 17th Floor
New York, New York 10022

Attention: General Counsel and Chief Privacy Officer

Email:

Alclear Holdings, LLC

65 East 55th Street, 17th Floor
New York, New York 10022

Attention: General Counsel and Chief Privacy Officer

Email:

Reference is hereby made to the Exchange Agreement, dated as of [____], 2021 (the “Exchange Agreement”), by and among Clear Secure, Inc., a Delaware corporation (“Pubco”), Alclear Holdings, LLC, a Delaware limited liability company (the “Company”), and the holders of Common Units (as defined therein) and shares of Class C Common Stock (as defined therein) or Class D Common Stock (as defined therein) from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder desires to transfer to Pubco the number of (i) shares of Class [C/D] Common Stock plus Common Units set forth below (together, the “Paired Interests”) in Exchange for shares of Class [A/B] Common Stock (the “Deliverable Common Stock”) to be issued in its name as set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Holder:

Address:

Number of Paired Interests
to be Exchanged:

Proposed Exchange Date:

DTC Participant Number for
delivery of Deliverable
Common Stock:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder, (ii) this Notice of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies, (iii) the Paired Interests subject to this Notice of Exchange are being transferred to Pubco free and clear of any pledge, lien, security interest, encumbrance, equities or claim and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Paired Interests subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Paired Interests to Pubco.

The undersigned hereby irrevocably constitutes and appoints any officer of Pubco as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to Pubco the Paired Interests subject to this Notice of Exchange and to deliver to the undersigned the shares of Deliverable Common Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Date:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [____], 2021 (the “Agreement”), by and among Clear Secure, Inc., a Delaware corporation (“Pubco”), Alclear Holdings, LLC, a Delaware limited liability company (the “Company”), and the holders of Common Units (as defined therein) and shares of Class C Common Stock (as defined therein) or Class D Common Stock (as defined therein) from time to time party hereto (each, a “Holder”). Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned, having acquired shares of Class [C/D] Common Stock and Common Units, hereby joins and enters into the Agreement. By signing and returning this Joinder Agreement to Pubco, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holder contained in the Agreement, with all attendant rights, duties and obligations of a Holder thereunder and (ii) makes each of the representations and warranties of a Holder set forth in Section 3.02 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by Pubco and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:

With Copies To:

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Date: